EXHIBIT 32.2


                      CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                    PURSUANT TO
                              18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of The Bear Stearns Companies Inc. (the "Company") on Form 10-Q for the quarter ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel L. Molinaro Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 10, 2006


/s/ Samuel L. Molinaro Jr.
-----------------------------
Samuel L. Molinaro Jr.
Executive Vice President,
Chief Financial Officer


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